SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2006 and January 24, 2006

DIVIDEND CAPITAL TRUST INC.

(Exact name of small business issuer as specified in its charter)

Maryland	000-50724	82-0538520
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 23, 2006, we issued a press release entitled “Dividend Capital Trust Announces 2005 Financial and Operating Results,” which sets forth disclosure regarding our results of operations for the three and twelve month periods ended December 31, 2005. On January 24, 2006, we issued a press release entitled “Dividend Capital Trust Announces Earnings Guidance and Investment Activity,” which provides earnings guidance with respect to funds from operations for the three month period ended December 31, 2005 and for the twelve month periods ended December 31, 2006 and 2005. Copies of each of the aforementioned press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. This section and the attached exhibits are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description

99.1	Dividend Capital Trust Announces 2005 Financial and Operating Results
99.2	Dividend Capital Trust Announces Earnings Guidance and Investment Activity

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.

March 28, 2006
	By:	/s/ Evan H. Zucker
Evan H. Zucker
Chief Executive Officer